Supplemental Information

MREIC

June 30, 2015

FedEx Ground — Indianapolis MSA

ULTA BEAUTY — Indianapolis MSA

Milwaukee — Memphis MSA

JIM BEAM — Lexington MSA

Coca-Cola — Phoenix MSA

UGN — Cincinnati MSA

INTERNATIONAL PAPER — Kansas City MSA

MONMOUTH REAL ESTATE INVESTMENT CORPORATION
3499 Route 9 North, Suite 3-D, Freehold, NJ 07728

Consolidated Balance Sheets
	June 30,	September 30,
ASSETS	2015	2014
	(unaudited)
Real Estate Investments:
Land	$ 125,660,590	$ 109,858,989
Buildings and Improvements	777,670,914	634,068,423
Total Real Estate Investments	903,331,504	743,927,412
Accumulated Depreciation	(121,373,445)	(107,004,184)
Net Real Estate Investments	781,958,059	636,923,228

Cash and Cash Equivalents	14,051,779	20,474,661
Securities Available for Sale at Fair Value	48,854,600	59,311,403
Tenant and Other Receivables	729,045	1,312,975
Deferred Rent Receivable	4,923,162	3,759,031
Prepaid Expenses	4,635,243	2,764,795
Financing Costs, net of Accumulated Amortization of
$4,318,400 and $3,710,149, respectively	5,381,622	4,356,264
Capitalized Lease Costs, net of Accumulated Amortization of
$2,377,868 and $1,886,457, respectively	3,405,746	2,741,414
Intangible Assets, net of Accumulated Amortization of
$10,823,831 and $9,740,983, respectively	6,395,157	6,490,881
Other Assets	6,177,072	5,622,048
TOTAL ASSETS	$ 876,511,485	$ 743,756,700

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
Mortgage Notes Payable	$ 365,066,254	$ 287,796,006
Loans Payable	65,101,892	25,200,000
Accounts Payable and Accrued Expenses	3,786,989	4,930,041
Other Liabilities	7,368,574	5,199,571
Total Liabilities	441,323,709	323,125,618

COMMITMENTS AND CONTINGENCIES

Shareholders' Equity:
Series A – 7.625% Cumulative Redeemable Preferred Stock,
$0.01 Par Value Per Share: 2,139,750 Shares
Authorized, Issued and Outstanding as of June 30, 2015	53,493,750	53,493,750
and September 30, 2014
Series B – 7.875% Cumulative Redeemable Preferred Stock,
$0.01 Par Value Per Share: 2,300,000 Shares Authorized,
Issued and Outstanding as of June 30, 2015	57,500,000	57,500,000
and September 30, 2014
Common Stock – $0.01 Par Value Per Share: 200,000,000 Shares
Authorized as of June 30, 2015 and September 30, 2014;
60,434,435 and 57,008,754 Shares Issued and Outstanding as of
June 30, 2015 and September 30, 2014, respectively	604,344	570,088
Excess Stock – $0.01 Par Value Per Share: 200,000,000 Shares
Authorized as of June 30, 2015 and September 30, 2014;
No Shares Issued or Outstanding as of June 30, 2015 and
September 30, 2014	-0-	-0-
Additional Paid-In Capital	326,119,791	308,945,888
Accumulated Other Comprehensive (Loss) Income	(2,530,109)	121,356
Undistributed Income	-0-	-0-
Total Shareholders' Equity	435,187,776	420,631,082
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$ 876,511,485	$ 743,756,700

Third Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 3 of 21

Consolidated Statements of Income
(unaudited)
	Three Months Ended		Nine Months Ended
	6/30/15	6/30/14	6/30/15	6/30/14
INCOME:
Rental Revenue	$17,256,131	$13,383,738	$48,891,870	$41,039,489
Reimbursement Revenue	3,416,151	2,356,132	8,316,538	6,706,841
Lease Termination Income	-0-	1,182,890	238,625	1,182,890
TOTAL INCOME	20,672,282	16,922,760	57,447,033	48,929,220

EXPENSES:
Real Estate Taxes	2,629,105	1,997,324	6,569,299	5,626,181
Operating Expenses	1,083,276	865,519	3,085,138	2,714,499
General & Administrative Expenses	1,606,503	1,505,292	4,414,813	3,954,011
Acquisition Costs	440,705	-0-	1,303,389	462,864
Depreciation	5,099,045	3,991,113	14,369,261	11,779,471
Amortization of Capitalized Lease Costs and Intangible Assets	492,468	451,338	1,497,783	1,346,023
TOTAL EXPENSES	11,351,102	8,810,586	31,239,683	25,883,049

OTHER INCOME (EXPENSE):
Interest and Dividend Income	872,778	941,924	2,871,183	2,877,486
Gain on Sale of Securities Transactions, net	-0-	907,171	377,087	1,483,245
Interest Expense	(4,805,681)	(4,170,104)	(13,429,179)	(12,230,617)
Amortization of Financing Costs	(212,419)	(197,617)	(608,251)	(535,297)
TOTAL OTHER INCOME (EXPENSE)	(4,145,322)	(2,518,626)	(10,789,160)	(8,405,183)

NET INCOME	5,175,858	5,593,548	15,418,190	14,640,988

Less: Preferred Dividend	2,151,758	2,151,758	6,455,274	6,455,274

NET INCOME ATTRIBUTABLE TO
COMMON SHAREHOLDERS	$3,024,100	$3,441,790	$8,962,916	$8,185,714

Third Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 4 of 21

NOI, EBITDA, FFO, Core FFO and AFFO Reconciliations
(unaudited)
	Three Months Ended		Nine Months Ended
	6/30/15	6/30/14	6/30/15	6/30/14
Revenues
Rental Revenue	$17,256,131	$13,383,738	$48,891,870	$41,039,489
Reimbursement Revenue	3,416,151	2,356,132	8,316,538	6,706,841
Total Rental and Reimbursement Revenue	20,672,282	15,739,870	57,208,408	47,746,330

Expenses
Real Estate Taxes	2,629,105	1,997,324	6,569,299	5,626,181
Operating Expenses	1,083,276	865,519	3,085,138	2,714,499
Total Expenses	3,712,381	2,862,843	9,654,437	8,340,680

Net Operating Income – NOI	16,959,901	12,877,027	47,553,971	39,405,650

Lease Termination Income	-0-	1,182,890	238,625	1,182,890
Interest and Dividend Income	872,778	941,924	2,871,183	2,877,486
Net Amortization of Acquired Above and Below Market Lease Revenue	25,492	10,650	34,258	31,950
General & Administrative Expenses	(1,606,503)	(1,505,292)	(4,414,813)	(3,954,011)

EBITDA	16,251,668	13,507,199	46,283,224	39,543,965

Interest Expense	(4,805,681)	(4,170,104)	(13,429,179)	(12,230,617)
Gain on Sale of Securities Transactions, net	-0-	907,171	377,087	1,483,245
Acquisition Costs	(440,705)	-0-	(1,303,389)	(462,864)
Preferred Dividend	(2,151,758)	(2,151,758)	(6,455,274)	(6,455,274)
Depreciation of Corporate Office Tenant Improvements	(37,899)	-0-	(71,409)	-0-
Amortization of Financing Costs	(212,419)	(197,617)	(608,251)	(535,297)

Funds From Operations - FFO	8,603,206	7,894,891	24,792,809	21,343,158

Depreciation	(5,061,146)	(3,991,113)	(14,297,852)	(11,779,471)
Amortization of Capitalized Lease Costs and Intangible Assets	(517,960)	(461,988)	(1,532,041)	(1,377,973)

Net Income Attributable to Common Shareholders	3,024,100	3,441,790	8,962,916	8,185,714

Funds From Operations - FFO	8,603,206	7,894,891	24,792,809	21,343,158

Acquisition Costs	440,705	-0-	1,303,389	462,864

Core Funds From Operations - Core FFO	9,043,911	7,894,891	26,096,198	21,806,022

Lease Termination Income	-0-	(1,182,890)	(238,625)	(1,182,890)
Gain on Sale of Securities Transactions, net	-0-	(907,171)	(377,087)	(1,483,245)
Stock Compensation Expense	96,673	85,137	283,578	256,770
Depreciation of Corporate Office Tenant Improvements	37,899	-0-	71,409	-0-
Amortization of Financing Costs	212,419	197,617	608,251	535,297
U.S. GAAP Straight-line Rent Adjustment	(300,506)	65,364	(1,164,131)	(309,332)
Recurring Capital Expenditures	(206,071)	(218,595)	(461,868)	(510,965)

Adjusted Funds From Operations - AFFO	8,884,325	5,934,353	24,817,725	19,111,657

EBITDA	16,251,668	13,507,199	46,283,224	39,543,965

Lease Termination Income	-0-	(1,182,890)	(238,625)	(1,182,890)
Interest Expense	(4,805,681)	(4,170,104)	(13,429,179)	(12,230,617)
Preferred Dividend	(2,151,758)	(2,151,758)	(6,455,274)	(6,455,274)
Stock Compensation Expense	96,673	85,137	283,578	256,770
U.S. GAAP Straight-line Rent Adjustment	(300,506)	65,364	(1,164,131)	(309,332)
Recurring Capital Expenditures	(206,071)	(218,595)	(461,868)	(510,965)

Adjusted Funds From Operations - AFFO	$8,884,325	$5,943,353	$24,817,725	$19,111,657

Third Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 5 of 21

Financial Highlights
(unaudited)
	Three Months Ended		Nine Months Ended
	6/30/15	6/30/14	6/30/15	6/30/14

Weighted Average Common Shares Outstanding
Basic	59,539,781	50,659,518	58,375,573	47,541,797
Diluted	59,637,749	50,760,023	58,503,574	47,634,310

Net Operating Income - NOI	$16,959,901	$12,877,027	$47,553,971	$39,405,650

Basic	$0.28	$0.25	$0.81	$0.83
Diluted	0.28	0.25	0.81	0.83

Net Income Attributable to Common Shareholders	$3,024,100	$3,441,790	$8,962,916	$8,185,714

Basic	$0.05	$0.07	$0.15	$0.17
Diluted	0.05	0.07	0.15	0.17

Funds From Operations - FFO	$8,603,206	$7,894,891	$24,792,809	$21,343,158

Basic	$0.14	$0.16	$0.42	$0.45
Diluted	0.14	0.16	0.42	0.45

Core Funds From Operations - Core FFO	$9,043,911	$7,894,891	$26,096,198	$21,806,022

Basic	$0.15	$0.16	$0.45	$0.46
Diluted	0.15	0.16	0.45	0.46

Core FFO Excluding Gains on Securities Transactions and Lease Termination Income, net	$9,043,911	$5,804,830	$25,480,486	$19,139,887

Basic	$0.15	$0.11	$0.44	$0.40
Diluted	0.15	0.11	0.44	0.40

Adjusted Funds From Operations - AFFO	$8,884,325	$5,934,353	$24,817,725	$19,111,657

Basic	$0.15	$0.12	$0.43	$0.40
Diluted	0.15	0.12	0.42	0.40

Dividends Declared per Common Share	$0.15	$0.15	$0.45	$0.45

Third Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 6 of 21

Same Property Statistics

	Three Months Ended
	6/30/2015						6/30/2014			Change	Change %

Total Square Feet / Total Properties	13,623,971	/	90				10,764,456	/	81	2,859,515	26.6%

Occupancy Percentage at Quarter End	97.6%						94.3%				3.5%

Same Property Square Feet / Number of Same Properties				10,052,872	/	76

Same Property Occupancy Percentage at Quarter End	96.7%						95.6%				1.2%

Same Property Net Operating Income (NOI)	$ 12,578,382						$ 11,665,469			$ 912,913	7.8%

Reversal of U.S. GAAP Straight-Line Rent Adjustment	(190,564)						65,364			(255,928)

Same Property Cash NOI	$ 12,287,818						$ 11,730,833			$ 656,985	5.6%

Same Property Statistics include all properties owned during the entire periods presented with the exclusion of properties expanded during the periods presented.

For the three months ended June 30, 2015, Same Property NOI and Number of Same Properties excludes $2,733,657 of NOI from nine properties acquired subsequent to April 1, 2014 and $1,647,862 of NOI from five properties that have been expanded subsequent to April 1, 2014.

For the three months ended June 30, 2014, Same Property NOI and Number of Same Properties excludes $1,211,108 of NOI from five properties that have been expanded subsequent to April 1, 2014.

Same Property Statistics

	Nine Months Ended
	6/30/2015						6/30/2014			Change	Change %

Total Square Feet / Total Properties	13,623,971	/	90				10,764,456	/	81	2,859,515	26.6%

Occupancy Percentage at Quarter End	97.6%						94.3%				3.5%

Same Property Square Feet / Number of Same Properties				8,868,571	/	71

Same Property Occupancy Percentage at Quarter End	96.3%						94.8%				1.6%

Same Property Net Operating Income (NOI)	$ 32,883,299						$ 31,958,935			$ 924,364	2.9%

Reversal of U.S. GAAP Straight-Line Rent Adjustment	(512,106)						14,398			(526,504)

Same Property Cash NOI	$ 32,371,193						$ 31,973,333			$ 397,860	1.2%

Same Property Statistics include all properties owned during the entire periods presented with the exclusion of properties expanded during the periods presented.

For the nine months ended June 30, 2015, Same Property NOI and Number of Same Properties excludes $10,016,928 of NOI from fourteen properties acquired subsequent to October 1, 2013 and $4,653,744 of NOI from five properties that have been expanded subsequent to October 1, 2013.

For the nine months ended June 30, 2014, Same Property NOI and Number of Same Properties excludes $3,634,721 of NOI from five properties acquired subsequent to October 1, 2013 and $3,811,994 of NOI from five properties that have been expanded subsequent to October 1, 2013.

Third Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 7 of 21

Consolidated Statements of Cash Flows

(unaudited)	Nine Months Ended
	6/30/15	6/30/14
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$15,418,190	$14,640,988
Noncash Items Included in Net Income:
Depreciation & Amortization	16,475,295	13,660,791
Stock Compensation Expense	283,578	256,770
Gain on Sale of Securities Transactions, net	(377,087)	(1,483,245)
Changes In:
Tenant, Deferred Rent and Other Receivables	(503,725)	238,223
Prepaid Expenses	(1,870,448)	(927,507)
Other Assets and Capitalized Lease Costs	(1,422,882)	(776,146)
Accounts Payable, Accrued Expenses and Other Liabilities	279,066	3,256,314
NET CASH PROVIDED BY OPERATING ACTIVITIES	28,281,987	28,866,188

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Real Estate and Intangible Assets	(150,086,653)	(73,860,759)
Capital and Land Site Improvements	(9,545,564)	(14,825,834)
Return of Deposits on Real Estate	2,500,000	1,800,000
Deposits Paid on Acquisitions of Real Estate	(2,800,000)	(2,500,000)
Proceeds from Sale of Securities Available for Sale	9,584,723	11,128,031
Purchase of Securities Available for Sale	(1,402,298)	(22,887,701)
NET CASH USED IN INVESTING ACTIVITIES	(151,749,792)	(101,146,263)

CASH FLOWS FROM FINANCING ACTIVITIES
Net Proceeds from Loans Payable	39,901,892	3,000,000
Proceeds from Mortgage Notes Payable	97,473,058	48,905,000
Principal Payments on Mortgage Notes Payable	(20,202,810)	(19,132,018)
Financing Costs Paid on Debt	(1,633,609)	(961,596)
Proceeds from the Exercise of Stock Options	612,409	620,696
Proceeds from Underwritten Public Offering of Common Stock Offering,
net of offering costs	-0-	65,112,686
Proceeds from Issuance of Common Stock in the DRIP,
net of Dividend Reinvestments	27,402,004	26,983,425
Preferred Dividends Paid	(6,455,274)	(6,455,274)
Common Dividends Paid, net of Reinvestments	(20,052,747)	(15,482,159)
NET CASH PROVIDED BY FINANCING ACTIVITIES	117,044,923	102,590,760

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(6,422,882)	30,310,685
CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	20,474,661	12,404,512
CASH AND CASH EQUIVALENTS - END OF PERIOD	$14,051,779	$42,715,197

Third Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 8 of 21

Capital Structure and Leverage Ratios	As of	As of	As of
(unaudited)	6/30/15	6/30/14	9/30/14

Mortgage Notes Payable	$365,066,254	$279,866,364	$287,796,006
Loans Payable	65,101,892	25,200,000	25,200,000
Total Debt	430,168,146	305,066,364	312,996,006

Series A - 7.625% Cumul. Redeemable Preferred	53,493,750	53,493,750	53,493,750
Series B - 7.875% Cumul. Redeemable Preferred	57,500,000	57,500,000	57,500,000
Total Preferred Stock	110,993,750	110,993,750	110,993,750

Common Stock, Paid-In-Capital & Other	324,194,026	312,545,851	309,637,332
Total Shareholders' Equity	435,187,776	423,539,601	420,631,082

Total Book Capitalization	865,355,922	728,605,965	733,627,088

Accumulated Depreciation	121,373,445	102,874,886	107,004,184
Total Undepreciated Book Capitalization	$986,729,367	$831,480,851	$840,631,272

Shares Outstanding	60,434,435	56,349,045	57,008,754
Market Price Per Share	$9.72	$10.04	$10.12

Equity Market Capitalization	$587,422,708	$565,744,412	$576,928,590
Total Debt	430,168,146	305,066,364	312,996,006
Preferred	110,993,750	110,993,750	110,993,750
Total Market Capitalization	$1,128,584,604	$981,804,526	$1,000,918,346

Total Debt	$430,168,146	$305,066,364	$312,996,006
less: Cash and Cash Equivalents	14,051,779	42,715,197	20,474,661
Net Debt	$416,116,367	$262,351,167	$292,521,345
less: Securities Available for Sale at Fair Value (Securities)	48,854,600	60,642,153	59,311,403
Net Debt Less Securities	$367,261,767	$201,709,014	$233,209,942

Net Debt / Undepreciated Book Capitalization	42.2%	31.6%	34.8%
Net Debt / Total Market Capitalization	36.9%	26.7%	29.2%
Net Debt + Preferred / Total Market Capitalization	46.7%	38.0%	40.3%
Net Debt Less Securities / Undepreciated Book Capitalization	37.2%	24.3%	27.7%
Net Debt Less Securities / Total Market Capitalization	32.5%	20.5%	23.3%
Net Debt Less Securities + Preferred / Total Market Capitalization	42.4%	31.8%	34.4%

Weighted Average Interest Rate on Fixed Rate Debt	5.0%	5.3%	5.2%

Third Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 9 of 21

Capital Structure and Leverage Ratios continued
(unaudited)

					Fiscal Year
	Three Months Ended		Nine Months Ended		Ended
	6/30/15	6/30/14	6/30/15	6/30/14	9/30/14
Net Income	$5,175,858	$5,593,548	$15,418,190	$14,640,988	$19,845,294
plus: Depreciation & Amortization	5,803,932	4,640,068	16,475,295	13,660,791	18,445,326
plus: Interest Expense	4,805,681	4,170,104	13,429,179	12,230,617	16,104,678
plus: Acquisition Costs	440,705	-0-	1,303,389	462,864	481,880
plus: Net Amortization of Acquired Above and Below Market Lease Revenue	25,492	10,650	34,258	31,950	10,650
less: Gain on Sale of Securities Transactions, net	-0-	(907,171)	(377,087)	(1,483,245)	(2,166,766)
EBITDA	$16,251,668	$13,507,199	$46,283,224	$39,543,965	$52,721,062

Interest Expense	$4,805,681	$4,170,104	$13,429,179	$12,230,617	$16,104,678
Preferred Dividends Paid	2,151,758	2,151,758	6,455,274	6,455,274	8,607,032
Total Fixed Charges	$6,957,439	$6,321,862	$19,884,453	$18,685,891	$24,711,710

Interest Coverage	3.4 x	3.2 x	3.4 x	3.2 x	3.3 x
Fixed Charge Coverage	2.3 x	2.1 x	2.3 x	2.1 x	2.1 x

Net Debt	$416,116,367	$262,351,167	$416,116,367	$262,351,167	$292,521,345
Net Debt Less Securities	367,261,767	201,709,014	367,261,767	201,709,014	233,209,942
Annualized EBITDA	65,006,672	54,028,796	61,710,966	52,725,287	52,721,062

Net Debt / EBITDA	6.4 x	4.9 x	6.7 x	5.0 x	5.5 x
Net Debt Less Securities / EBITDA	5.6 x	3.7 x	6.0 x	3.8 x	4.4 x
Net Debt + Preferred / EBITDA	8.1 x	6.9 x	8.5 x	7.1 x	7.7 x
Net Debt Less Securities + Preferred / EBITDA	7.4 x	5.8 x	7.7 x	5.9 x	6.5 x

Third Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 10 of 21

Debt Maturity

(unaudited)

Total Debt ($000's)
$250,000
$200,000
$150,000
$100,000
$50,000
-
1.6%
23.6%
12.7%
9.4%
8.2%
44.5%
FY 2015
FY 2016
FY 2017
FY 2018
FY 2019
Thereafter
Mortgages
Loans Payable

		Loans			% of
Fiscal Year Ended	Mortgages	Payable (1)		Total (1)	Total

2015	6,818,165	60,514		6,878,679	1.6%
2016	41,334,093	60,250,718	(1)	101,584,811	23.6%
2017	49,815,025	4,790,660		54,605,685	12.7%
2018	40,298,134	-0-		40,298,134	9.4%
2019	35,357,757	-0-		35,357,757	8.2%
Thereafter	191,443,080	-0-		191,443,080	44.5%

Total as of 6/30/15	$365,066,254	$65,101,892		$430,168,146	100.0%

Notes:

(1) Includes a $60 million Line of Credit due June 2016, which has a one year extension option.

Third Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 11 of 21

Property Table by Tenant
(unaudited)
		Property	Square	Occupied Square	% of Total	Annual	% of Total	Rent Per	Undepreciated	Mortgage
Tenant		Count	Footage	Footage	Sq. Ft.	Rent	Ann. Rent	Sq. Ft. Occup.	Cost	Balance

FedEx Ground Package System, Inc.		30	3,859,933	3,859,933	28.3%	$28,336,000	39.7%	$7.34	$350,821,381	$138,741,121
FedEx Corporation		14	973,413	973,413	7.2%	5,407,000	7.6%	5.55	71,502,585	19,784,075
FedEx Supply Chain Services, Inc.		1	449,900	449,900	3.3%	1,327,000	1.9%	2.95	14,620,887	7,601,089
FedEx SmartPost, Inc.		1	327,822	327,822	2.4%	1,533,000	2.1%	4.68	23,946,000	13,374,581
Total FedEx		46	5,611,068	5,611,068	41.2%	36,603,000	51.3%	6.52	460,890,853	179,500,866

ULTA, Inc.		1	671,354	671,354	4.9%	2,643,000	3.7%	3.94	37,484,574	24,286,230
Milwaukee Electric Tool Corporation		1	615,305	615,305	4.5%	1,995,000	2.8%	3.24	27,368,816	14,594,965
Jim Beam Brands Company		1	599,840	599,840	4.4%	1,989,000	2.8%	3.32	28,000,000	19,254,207
Ralcorp Holdings, Inc.		1	558,600	558,600	4.1%	2,146,000	3.0%	3.84	26,710,721	17,506,141
CBOCS Distribution, Inc.		1	381,240	381,240	2.8%	1,406,000	2.0%	3.69	14,215,126	7,903,030
Best Buy Warehousing Logistics, Inc.		1	368,060	368,060	2.7%	1,626,000	2.3%	4.42	19,600,000	11,099,878
The Coca-Cola Company/Western Container Corp.		2	323,358	323,358	2.4%	1,602,000	2.2%	4.95	18,848,429	7,870,903
Science Applications International		1	302,400	302,400	2.2%	1,412,000	2.0%	4.67	13,070,392	6,019,330
International Paper Company		1	280,000	280,000	2.1%	1,314,000	1.8%	4.69	18,145,548	11,510,105
Woodstream Corporation	(C)	1	256,000	256,000	1.9%	896,000	1.3%	3.50	8,810,594	442,105
United Technologies Corporation		2	244,317	244,317	1.8%	1,888,000	2.6%	7.73	22,505,070	8,803,688
Anda Pharmaceuticals, Inc.		1	234,660	234,660	1.7%	1,191,000	1.7%	5.08	14,550,000	9,436,050
UGN, Inc.		1	232,200	232,200	1.7%	1,045,000	1.5%	4.50	12,937,000	8,627,842
Caterpillar Logistics Services, Inc.		1	218,120	218,120	1.6%	1,169,000	1.6%	5.36	14,868,857	7,135,091
Anheuser-Busch, Inc.		1	184,800	184,800	1.4%	792,000	1.1%	4.29	12,386,675	1,386,461
Carlisle Tire & Wheel Company		1	179,280	179,280	1.3%	774,000	1.1%	4.32	7,225,401	1,013,206
NF&M International Inc.	(B)	1	174,802	174,802	1.3%	820,000	1.1%	4.69	5,300,829	-0-
Home Depot USA, Inc.		1	171,200	171,200	1.3%	966,000	1.4%	5.64	11,298,367	-0-
Kellogg Sales Company		3	170,279	170,279	1.2%	991,000	1.4%	5.82	12,107,873	2,415,661
Charlotte Pipe and Foundry Company		1	160,000	160,000	1.2%	572,000	0.8%	3.58	5,507,757	624,024
Bunzl Distribution Midcentral, Inc.		1	158,417	158,417	1.2%	736,000	1.0%	4.65	9,600,000	7,142,898
Altec Industries, Inc.	(C)	1	126,880	126,880	0.9%	349,000	0.5%	2.75	4,366,751	219,118
Pittsburgh Glass Works LLC.		1	102,135	102,135	0.7%	427,000	0.6%	4.18	4,245,913	-0-
Holland 1916 Inc.		1	95,898	95,898	0.7%	337,000	0.5%	3.51	7,371,118	-0-
National Oilwell Varco, Inc.		1	91,295	91,295	0.7%	741,000	1.0%	8.12	8,083,107	3,629,269
Joseph T. Ryerson and Son, Inc.		1	89,052	89,052	0.7%	506,000	0.7%	5.68	6,926,956	963,165
CHEP USA, Inc.		1	83,000	83,000	0.6%	473,000	0.7%	5.70	7,467,055	2,891,930
Datatel Resources Corporation	(B)	1	80,856	80,856	0.6%	232,000	0.3%	2.87	2,451,939	-0-
Sherwin-Williams Company		2	78,887	78,887	0.6%	635,000	0.9%	8.05	7,229,773	-0-
RGH Enterprises, Inc.		1	75,000	75,000	0.5%	590,000	0.8%	7.87	5,525,600	3,910,286
Tampa Bay Grand Prix		1	68,385	68,385	0.5%	285,000	0.4%	4.17	5,651,066	-0-
Various Tenants at Retail Shopping Center		1	64,138	50,202	0.4%	372,000	0.5%	7.41	2,681,674	-0-
SOFIVE, Inc.		1	60,400	60,400	0.4%	512,000	0.7%	8.48	4,889,712	2,080,689
Siemens Real Estate		1	51,130	51,130	0.4%	467,000	0.7%	9.13	4,442,100	2,720,553
The American Bottling Company		1	46,240	46,240	0.3%	255,000	0.4%	5.51	3,720,518	2,078,563
B/E Aerospace, Inc.		1	38,833	38,833	0.3%	359,000	0.5%	9.24	5,100,000	-0-
Keystone Automotive Industries MN, Inc.		1	36,270	36,270	0.2%	139,000	0.2%	3.83	2,161,895	-0-
Graybar Electric Company		1	26,340	26,340	0.2%	109,000	0.1%	4.14	1,850,794	-0-
Tenant Total as of 6/30/15		87	13,310,039	13,296,103	97.6%	$71,364,000	100.0%	$5.38	$885,598,853	$365,066,254

Vacant		3	313,932	-0-	2.4%	-0-	0.0%	-0-	16,955,735	-0-
Total as of 6/30/15		90	13,623,971	13,296,103	100.0%	$71,364,000	100.0%	$5.38	(A) $902,554,588	$365,066,254

(A) Does not include $776,916 of vacant land and corporate office leasehold improvements not associated with a specific tenant.

(B) NF&M International and Datatel Resources are located at one property and therefore are counted as one property in the Property Count total.

(C) Woodstream Corporation and Altec Industries, Inc. are located at one property and therefore are counted as one property in the Property Count total.

Third Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 12 of 21

Property Table by State
(unaudited)
	Property	Square	Occupied Square	% of Total	Annual	% of Total	Rent Per	Undepreciated	Mortgage
State	Count	Footage	Footage	Sq. Ft.	Rent	Ann. Rent	Sq. Ft. Occup.	Cost	Balance
Kentucky	2	1,158,440	1,158,440	8.5%	$4,135,000	5.8%	$3.57	$54,710,721	$36,760,348
Florida	10	1,137,293	1,137,293	8.3%	7,552,000	10.6%	6.64	102,260,773	45,400,250
Texas	8	1,026,744	1,026,744	7.5%	7,654,000	10.7%	7.45	91,348,005	44,197,391
Indiana	2	999,176	999,176	7.3%	4,176,000	5.9%	4.18	61,430,574	37,660,811
Ohio	6	968,629	968,629	7.1%	5,561,000	7.8%	5.74	65,596,449	31,210,647
Illinois	9	958,045	958,045	7.0%	6,195,000	8.7%	6.47	81,647,064	16,290,512
Mississippi	4	912,305	912,305	6.7%	3,415,000	4.8%	3.74	45,670,302	24,031,015
Tennessee	3	891,777	891,777	6.5%	3,044,000	4.3%	3.41	33,807,174	17,332,513
Missouri	5	804,397	804,397	5.9%	3,076,000	4.3%	3.82	39,142,751	10,219,782
South Carolina	3	571,115	571,115	4.2%	3,502,000	4.9%	6.13	36,098,352	10,022,776
Kansas	3	499,280	499,280	3.7%	2,420,000	3.4%	4.85	29,050,792	14,168,964
Michigan	3	489,571	489,571	3.6%	3,472,000	4.9%	7.09	41,132,794	19,737,082
North Carolina	3	414,507	160,000	3.0%	572,000	0.8%	3.57	17,306,365	624,024
Virginia	5	407,265	407,265	3.0%	2,410,000	3.4%	5.92	34,511,532	8,757,116
Pennsylvania	2	378,180	378,180	2.8%	1,703,000	2.4%	4.50	16,742,768	4,464,493
Georgia	3	307,662	307,662	2.3%	1,767,000	2.5%	5.74	22,137,912	8,157,800
Arizona	1	283,358	283,358	2.1%	1,270,000	1.8%	4.48	15,168,586	6,225,250
Wisconsin	2	238,666	238,666	1.8%	1,369,000	1.9%	5.74	15,943,672	3,623,482
New York	3	230,381	230,381	1.7%	1,887,000	2.6%	8.19	20,382,099	4,620,198
Oklahoma	2	166,152	166,152	1.2%	968,000	1.4%	5.83	16,193,119	7,054,397
Maryland	1	144,523	144,523	1.1%	1,426,000	2.0%	9.87	14,467,755	5,393,288
Colorado	2	138,235	138,235	1.0%	1,208,000	1.7%	8.74	13,549,167	3,091,373
New Jersey	2	124,538	110,602	0.9%	884,000	1.2%	11.12	7,571,386	2,080,689
Minnesota	2	119,823	60,398	0.9%	372,000	0.5%	6.18	10,377,126	2,903,745
Nebraska	1	89,115	89,115	0.7%	446,000	0.5%	5.00	5,929,890	-0-
Alabama	1	73,712	73,712	0.5%	412,000	0.5%	5.59	4,751,741	1,038,308
Connecticut	1	54,812	54,812	0.4%	329,000	0.5%	6.00	3,463,824	-0-
Iowa	1	36,270	36,270	0.3%	139,000	0.2%	3.83	2,161,895	-0-
Total as of 6/30/15	90	13,623,971	13,296,103	100.0%	$71,364,000	100.0%	$5.38	(A) $902,554,588	$365,066,254

(A)	Does not include $776,916 of vacant land and corporate office leasehold improvements not associated with a specific tenant.

Third Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 13 of 21

Lease Expirations
(unaudited)
		Property	Square	% of Total	Annual	% of Total	Rent Per Sq.	Lease Exp.	Undepreciated	Mortgage
Fiscal Year		Count	Footage	Sq. Ft.	Rent	Ann. Rent	Ft. Occup.	Term in Years	Cost	Balance

2016	(B)	3	325,656	2.4%	$1,336,000	1.9%	4.10	0.8	$19,599,384	$1,386,461
2017	(B)	14	1,699,526	12.5%	9,351,000	13.1%	5.50	1.9	110,819,549	25,295,985
2018	(B)	14	1,243,303	9.1%	7,538,000	10.6%	6.06	2.9	87,700,762	23,920,768
2019		8	1,310,849	9.6%	6,712,000	9.4%	5.12	3.9	76,289,836	27,638,570
2020		2	239,585	1.8%	1,251,000	1.8%	5.22	5.1	16,949,433	-0-
2021		5	430,185	3.2%	2,494,000	3.5%	5.80	6.2	30,005,047	17,403,440
2022		9	1,249,738	9.2%	7,286,000	10.2%	5.83	6.8	92,226,576	47,422,704
2023		11	1,917,312	14.1%	9,970,000	14.0%	5.20	8.0	127,114,250	58,238,013
2024		12	1,914,366	14.1%	12,039,000	16.9%	6.29	8.9	148,476,499	59,001,481
2025		5	1,589,396	11.7%	6,437,000	9.0%	4.05	9.8	83,142,170	48,513,056
2027		1	38,833	0.3%	359,000	0.5%	9.24	12.0	5,100,000	-0-
2029		1	198,773	1.5%	1,036,000	1.4%	5.21	13.9	15,200,000	10,363,327
2030		2	529,779	3.8%	3,037,000	4.2%	5.73	14.6	43,582,954	28,376,308
2034		1	558,600	4.0%	2,146,000	3.0%	3.84	18.4	26,710,720	17,506,141
Various tenants at retail shopping center		1	64,138	0.5%	372,000	0.5%	7.41	-0-	2,681,674	-0-
Vacant		3	313,932	2.2%	-0-	0.0%	-0-	-0-	16,955,734	-0-
Total as of 6/30/15		90	13,623,971	100.0%	$71,364,000	100.0%	$5.38	7.1	(A) $902,554,588	$365,066,254

(A) Does not include $776,916 of vacant land and corporate office leasehold improvements not associated with a specific tenant.

(B) Included in 2016 is Datatel Resources and included in 2018 is NF&M International which both occupy one property. Included in 2017 is Woodstream Corporation and included in 2018 is

Altec Industries which both occupy one property.

Third Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 14 of 21

Recent Acquisitions During Fiscal 2015
(unaudited)
				Fiscal Year	Square	Annual	Rent Per	Lease	Purchase	Initial Mortgage
No	Tenant	City (MSA)	State	Acquisition	Footage	Rent	Sq. Ft. Occup.	Expiration	Price	Balance
1	FedEx Ground Package System, Inc.	Lindale (Tyler)	TX	2015	163,378	$725,000	$4.44	6/30/2024	$10,271,355	$7,000,000
2	FedEx Ground Package System, Inc.	Sauget (St. Louis, MO.)	IL	2015	198,773	1,036,000	5.21	5/31/2029	15,231,000	10,660,000
3	B/E Aerospace, Inc.	Rockford	IL	2015	38,833	359,000	9.24	6/30/2027	5,200,000	-0-
4	Bunzl Distribution Midcentral, Inc.	Kansas City	MO	2015	158,417	736,000	4.65	9/30/2021	9,635,770	7,226,828
5	Jim Beam Brands Company	Frankfort	KY	2015	599,840	1,989,000	3.32	1/31/2025	28,000,000	19,600,000
6	FedEx Ground Package System, Inc.	Jacksonville	FL	2015	297,579	1,992,000	6.69	12/31/2029	30,645,954	20,000,000
7	UGN, Inc.	Monroe (Cincinnati)	OH	2015	232,200	1,045,000	4.50	2/28/2030	13,416,000	8,700,000
8	ULTA, Inc.	Greenwood (Indianapolis)	IN	2015	671,354	2,643,000	3.91	7/31/2025	37,484,574	24,286,230
	As of 6/30/15				2,360,374	$10,525,000	$4.45		$149,884,653	$97,473,058

Third Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 15 of 21

Property Table
(unaudited)									Rent Per	Lease Exp.
					Fiscal Year		Square	Annual	Sq. Ft.	Term in	Undepreciated	Mortgage
No	Tenant		City (MSA)	State	Acquisition	Occup.	Footage	Rent	Occup.	Years	Cost	Balance
1	ULTA, Inc.		Greenwood (Indianapolis)	IN	2015	100.0%	671,354	$2,643,000	$3.94	10.1	$37,484,574	$24,286,230
2	Milwaukee Electric Tool Corporation		Olive Branch (Memphis, TN)	MS	2013	100.0%	615,305	1,995,000	3.24	7.8	27,368,816	14,594,965
3	Jim Beam Brands Company		Frankfort	KY	2015	100.0%	599,840	1,989,000	3.32	9.6	28,000,000	19,254,207
4	Ralcorp Holdings, Inc.		Buckner (Louisville)	KY	2014	100.0%	558,600	2,146,000	3.84	18.4	26,710,721	17,506,141
5	FedEx Supply Chain Services, Inc.		Memphis	TN	2010	100.0%	449,900	1,327,000	2.95	3.9	14,620,887	7,601,089
6	Woodstream Corporation	(B)	St. Joseph	MO	2001	100.0%	256,000	896,000	3.50	2.3	8,810,594	442,105
	Altec Industries, Inc.	(B)	St. Joseph	MO	2001	100.0%	126,880	349,000	2.75	2.7	4,366,751	219,118
7	CBOCS Distribution, Inc.		Lebanon (Nashville)	TN	2011	100.0%	381,240	1,406,000	3.69	9.0	14,215,126	7,903,030
8	Best Buy Warehousing Logistics, Inc.		Streetsboro (Cleveland)	OH	2012	100.0%	368,060	1,626,000	4.42	6.6	19,600,000	11,099,878
9	FedEx SmartPost, Inc.		Indianapolis	IN	2014	100.0%	327,822	1,533,000	4.68	8.8	23,946,000	13,374,581
10	Science Applications International		Hanahan (Charleston)	SC	2005	100.0%	302,400	1,412,000	4.67	3.8	13,070,392	6,019,330
11	FedEx Ground Package System, Inc.		Jacksonville	FL	2015	100.0%	297,579	1,992,000	6.69	14.5	30,645,954	19,748,466
12	Western Container Corp.		Tolleson (Phoenix)	AZ	2003	100.0%	283,358	1,270,000	4.48	1.8	15,168,586	6,225,250
13	International Paper Company		Edwardsville (Kansas City)	KS	2014	100.0%	280,000	1,314,000	4.69	8.2	18,145,548	11,510,105
14	NF&M International	(C)	Monaca (Pittsburgh)	PA	1988	100.0%	174,802	820,000	4.69	9.5	5,300,829	-0-
	Datatel Resources Corp.	(C)	Monaca (Pittsburgh)	PA	1988	100.0%	80,856	232,000	2.87	0.4	2,451,939	-0-
15	FedEx Ground Package System, Inc.		Orion	MI	2007	100.0%	245,633	1,908,000	7.77	8.0	22,880,041	9,219,028
16	Anda Pharmaceuticals, Inc.		Olive Branch (Memphis, TN)	MS	2012	100.0%	234,660	1,191,000	5.08	7.1	14,550,000	9,436,050
17	UGN, Inc.		Monroe (Cincinnati)	OH	2015	100.0%	232,200	1,045,000	4.50	14.7	12,937,000	8,627,842
18	Caterpillar Logistics Services, Inc.		Griffin (Atlanta)	GA	2006	100.0%	218,120	1,169,000	5.36	1.4	14,868,857	7,135,091
19	FedEx Ground Package System, Inc.		Sauget (St. Louis, MO.)	IL	2015	100.0%	198,773	1,036,000	5.21	13.9	15,200,000	10,363,327
20	Anheuser-Busch, Inc.		Granite City (St. Louis, MO)	IL	2001	100.0%	184,800	792,000	4.29	0.9	12,386,675	1,386,461
21	United Technologies Corporation		Carrollton (Dallas)	TX	2010	100.0%	184,317	1,576,000	8.55	3.5	17,744,301	8,803,688
22	FedEx Ground Package System, Inc.		Spring (Houston)	TX	2014	100.0%	181,176	1,577,000	8.70	9.3	19,227,521	9,830,788
23	Carlisle Tire & Wheel Company		Edwardsville (Kansas City)	KS	2003	100.0%	179,280	774,000	4.32	2.9	7,225,401	1,013,206
24	FedEx Ground Package System, Inc.		Ft. Mill (Charlotte, NC)	SC	2010	100.0%	176,939	1,415,000	8.00	8.3	15,413,307	2,597,474
25	FedEx Ground Package System, Inc.		Livonia (Detroit)	MI	2013	100.0%	172,005	1,194,000	6.94	6.8	13,730,533	8,206,209
26	Home Depot USA, Inc.		Montgomery (Chicago)	IL	2004	100.0%	171,200	966,000	5.64	5.0	11,298,367	-0-
27	FedEx Ground Package System, Inc.		Tampa	FL	2004	100.0%	170,779	1,493,000	8.74	9.0	18,448,962	7,476,966
28	FedEx Ground Package System, Inc.		Lindale (Tyler)	TX	2015	100.0%	163,378	725,000	4.44	9.0	9,930,000	6,807,821
29	Charlotte Pipe and Foundry Company		Monroe	NC	2001	100.0%	160,000	572,000	3.58	2.1	5,507,757	624,024
30	Bunzl Distribution Midcentral, Inc.		Kansas City	MO	2015	100.0%	158,417	736,000	4.65	6.3	9,600,000	7,142,898
31	Vacant		Fayetteville	NC	1997	0.0%	148,000	-0-	na	na	4,876,522	-0-
32	FedEx Ground Package System, Inc.		Cocoa	FL	2008	100.0%	144,138	1,104,000	7.66	9.3	14,089,843	5,436,332
33	FedEx Ground Package System, Inc.		Beltsville (Washington, DC)	MD	2001	100.0%	144,523	1,426,000	9.87	3.1	14,467,755	5,393,288
34	FedEx Ground Package System, Inc.		El Paso	TX	2006	100.0%	144,149	1,320,000	9.16	8.3	12,331,302	3,695,911
35	FedEx Ground Package System, Inc.		Cudahy (Milwaukee)	WI	2001	100.0%	139,564	901,000	6.46	2.0	9,373,672	-0-
36	FedEx Ground Package System, Inc.		Richfield (Cleveland)	OH	2006	100.0%	131,152	1,490,000	11.36	9.3	16,109,068	3,495,926
37	FedEx Ground Package System, Inc.		Wheeling (Chicago)	IL	2003	100.0%	123,000	1,386,000	11.27	1.9	18,537,652	3,577,559
38	FedEx Ground Package System, Inc.		Altoona	PA	2014	100.0%	122,522	651,000	5.31	8.2	8,990,000	4,464,493
39	FedEx Ground Package System, Inc.		Oklahoma City	OK	2012	100.0%	119,912	713,000	5.95	6.8	12,472,601	4,975,834
40	FedEx Ground Package System, Inc.		Edinburg	TX	2011	100.0%	113,582	598,000	5.26	6.2	7,438,483	3,795,798
41	FedEx Corporation		Mechanicsville (Richmond)	VA	2001	100.0%	112,799	541,000	4.80	7.8	7,739,672	-0-
42	FedEx Corporation		Orlando	FL	2008	100.0%	110,638	666,000	6.02	2.4	8,541,237	4,625,697
43	Vacant		Winston-Salem	NC	2002	0.0%	106,507	-0-	na	na	6,922,086	-0-
44	FedEx Ground Package System, Inc.		Cheektowaga (Buffalo)	NY	2000	100.0%	104,981	966,000	9.20	4.2	10,960,823	709,912
45	FedEx Ground Package System, Inc.		West Chester Twp (Cincinnati)	OH	1999	100.0%	103,818	525,000	5.06	8.2	5,728,690	2,361,098
46	FedEx Ground Package System, Inc.		Roanoke	VA	2013	100.0%	103,402	755,000	7.30	7.8	10,200,000	5,865,186
47	FedEx Ground Package System, Inc.		Waco	TX	2012	100.0%	102,594	659,000	6.42	6.9	11,828,793	5,126,870
48	Pittsburgh Glass Works LLC.		O' Fallon (St. Louis)	MO	1994	100.0%	102,135	427,000	4.18	3.0	4,245,913	-0-
49	FedEx Ground Package System, Inc.		Green Bay	WI	2013	100.0%	99,102	468,000	4.72	7.9	6,570,000	3,623,482
50	Holland 1916 Inc.		Liberty (Kansas City)	MO	1998	100.0%	95,898	337,000	3.51	4.0	7,371,118	-0-
51	FedEx Corporation		Jacksonville	FL	1999	100.0%	95,883	518,000	5.40	3.9	6,229,421	1,783,998

Third Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 16 of 21

Property Table
(unaudited)								Rent Per	Lease Exp.
				Fiscal Year		Square	Annual	Sq. Ft.	Term in	Undepreciated	Mortgage
No	Tenant	City (MSA)	State	Acquisition	Occup.	Footage	Rent	Occup.	Years	Cost	Balance
52	FedEx Corporation	Tampa	FL	2006	100.0%	95,662	603,000	6.30	2.3	7,565,717	4,188,527
53	FedEx Ground Package System, Inc.	Hanahan (Charleston)	SC	2005	100.0%	91,776	675,000	7.35	3.1	7,614,653	1,405,972
54	National Oilwell Varco, Inc.	Houston	TX	2010	100.0%	91,295	741,000	8.12	7.3	8,083,107	3,629,269
55	FedEx Corporation	Omaha	NE	1999	100.0%	89,115	446,000	5.00	8.3	5,929,890	-0-
56	Joseph T. Ryerson and Son, Inc.	Elgin (Chicago)	IL	2002	100.0%	89,052	506,000	5.68	1.6	6,926,956	963,165
57	FedEx Ground Package System, Inc.	Ft. Myers	FL	2003	100.0%	87,500	432,000	4.94	1.3	5,017,447	-0-
58	CHEP USA, Inc.	Roanoke	VA	2007	100.0%	83,000	473,000	5.70	9.7	7,467,055	2,891,930
59	FedEx Corporation	Bedford Heights (Cleveland)	OH	2007	100.0%	82,269	408,000	4.96	3.2	6,779,591	2,905,350
60	RGH Enterprises, Inc.	Halfmoon (Albany)	NY	2012	100.0%	75,000	590,000	7.87	6.4	5,525,600	3,910,286
61	FedEx Ground Package System, Inc.	Huntsville	AL	2005	100.0%	73,712	412,000	5.59	7.2	4,751,741	1,038,308
62	FedEx Corporation	Schaumburg (Chicago)	IL	1997	100.0%	73,500	515,000	7.01	1.8	4,967,639	-0-
63	FedEx Corporation	Romulus (Detroit)	MI	1998	100.0%	71,933	370,000	5.14	5.9	4,522,221	2,311,845
64	FedEx Ground Package System, Inc.	Denver	CO	2005	100.0%	69,865	564,000	8.07	3.1	6,354,051	1,425,198
65	Tampa Bay Grand Prix	Tampa	FL	2005	100.0%	68,385	285,000	4.17	5.3	5,651,066	-0-
66	FedEx Ground Package System, Inc.	Colorado Springs	CO	2006	100.0%	68,370	644,000	9.42	3.3	7,195,115	1,666,175
67	Sherwin-Williams Company	Rockford	IL	2011	100.0%	66,387	475,000	7.16	8.5	5,545,572	-0-
68	Kellogg Sales Company	Kansas City	MO	2007	100.0%	65,067	331,000	5.09	3.1	4,748,374	2,415,661
69	Various Tenants at Retail Shopping Center	Somerset	NJ	1970	78.0%	64,138	372,000	11.12	9.0	2,681,674	-0-
70	FedEx Corporation	Chattanooga	TN	2007	100.0%	60,637	311,000	5.13	2.3	4,971,161	1,828,394
71	SOFIVE, Inc.	Carlstadt (New York, NY)	NJ	2001	100.0%	60,400	512,000	8.48	9.6	4,889,712	2,080,689
72	FedEx Ground Package System, Inc.	Stewartsville (Rochester)	MN	2013	100.0%	60,398	372,000	6.16	7.9	5,220,000	2,903,745
73	United Technologies Corporation	Richmond	VA	2004	100.0%	60,000	312,000	5.20	0.9	4,760,769	-0-
74	Vacant	White Bear Lake (Minneapolis/St. Paul)	MN	2001	0.0%	59,425	-0-	na	na	5,157,127	-0-
75	FedEx Ground Package System, Inc.	Augusta	GA	2005	100.0%	59,358	477,000	8.04	3.0	5,328,874	1,022,709
76	Kellogg Sales Company	Newington (Hartford)	CT	2001	100.0%	54,812	329,000	6.00	1.7	3,463,824	-0-
77	Siemens Real Estate	Lebanon (Cincinnati)	OH	2012	100.0%	51,130	467,000	9.13	3.8	4,442,100	2,720,553
78	Kellogg Sales Company	Orangeburg (New York)	NY	1993	100.0%	50,400	331,000	6.57	2.7	3,895,675	-0-
79	FedEx Corporation	Charlottesville	VA	1999	100.0%	48,064	329,000	6.85	2.2	4,344,037	-0-
80	The American Bottling Company	Tulsa	OK	2014	100.0%	46,240	255,000	5.51	8.7	3,720,518	2,078,563
81	FedEx Ground Package System, Inc.	Corpus Christi	TX	2012	100.0%	46,253	458,000	9.90	6.2	4,764,500	2,507,246
82	The Coca-Cola Company	Topeka	KS	2009	100.0%	40,000	332,000	8.30	6.3	3,679,843	1,645,653
83	B/E Aerospace, Inc.	Rockford	IL	2015	100.0%	38,833	359,000	9.24	12.0	5,100,000	-0-
84	Keystone Automotive Industries MN, Inc.	Urbandale (Des Moines)	IA	1994	100.0%	36,270	139,000	3.83	1.8	2,161,895	-0-
85	FedEx Corporation	Richland (Jackson)	MS	1994	100.0%	36,000	120,000	3.33	8.8	1,900,691	-0-
86	FedEx Corporation	Punta Gorda	FL	2007	100.0%	34,624	304,000	8.78	2.0	4,104,915	2,140,264
87	FedEx Corporation	Lakeland	FL	2006	100.0%	32,105	155,000	4.83	2.4	1,966,211	-0-
88	FedEx Corporation	Augusta	GA	2006	100.0%	30,184	121,000	4.01	7.4	1,940,182	-0-
89	Graybar Electric Company	Ridgeland (Jackson)	MS	1993	100.0%	26,340	109,000	4.14	4.1	1,850,794	-0-
90	Sherwin-Williams Company	Burr Ridge (Chicago)	IL	1997	100.0%	12,500	160,000	12.80	6.3	1,684,201	-0-
	Total as of 6/30/15				97.6%	13,623,971	$71,364,000	$5.38	7.1	(A) $902,554,588	$365,066,254

(A) Does not include $776,916 of vacant land and corporate office leasehold improvements not associated with a specific tenant.

(B) Both tenants occupy one property.

(C) Both tenants occupy one property.

Third Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 17 of 21

Definitions

Investors and analysts following the real estate industry utilize funds from operations ("FFO"), core funds from operations ("Core FFO"), net operating income ("NOI"), Same Property NOI, Same Property cash NOI, earnings before interest, taxes, depreciation and amortization ("EBITDA") and adjusted funds from operations ("AFFO"), variously defined, as supplemental performance measures. While the Company believes net income available to common stockholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), is the most appropriate measure, it considers NOI, Same Property NOI, Same Property Cash NOI, EBITDA, FFO, Core FFO and AFFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of U.S. GAAP depreciation and amortization of real estate assets. Core FFO reflects the same assumptions as FFO except that is also adjusts for the effects of acquisitions costs. NOI provides a measure of rental operations, and does not factor in depreciation and amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a tool to further evaluate the ability to incur and service debt and to fund dividends and other cash needs. AFFO provides a tool to further evaluate the ability to fund dividends. In addition, NOI, Same Property NOI, Same Property Cash NOI, EBITDA, FFO, Core FFO and AFFO are commonly used in various ratios, pricing multiples, yields and returns and valuation of calculations used to measure financial position, performance and value.

As used herein, the Company calculates FFO, as defined by The National Association of Real Estate Investment Trusts (NAREIT), to be equal to net income (loss) applicable to common shareholders, as defined by U.S. GAAP, excluding extraordinary items as defined by U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. FFO includes gains and losses realized on securities investments.

NOI is calculated as recurring revenues of the Company, less property expenses such as real estate taxes, repairs and maintenance, property management, utilities, insurance and other expenses. NOI excludes realized gains (losses) on securities transactions.

Same Property NOI is the NOI of all properties owned during the entire periods presented with the exclusion of any properties expanded during the periods presented.

Same Property Cash NOI is the Same Property NOI adjusted to exclude the effects of the U.S. GAAP straight-line rent adjustment for the properties included in the Same Property NOI calculation.

EBITDA is calculated as NOI, less general and administrative expenses, plus interest and dividend income and lease termination income and net effect of net amortization of acquired above or below market lease revenue.

Core FFO is calculated as FFO plus acquisition costs.

AFFO is calculated as EBITDA, minus lease termination income, minus U.S. GAAP interest expense, minus preferred stock dividends, minus recurring capital expenditures and U.S. GAAP straight-line rent adjustment, plus stock compensation expense. AFFO excludes realized gains (losses) on securities transactions. Recurring capital expenditures are defined as all capital expenditures, excluding capital expenditures related to expansions at our current locations or capital expenditures that are incurred in conjunction with obtaining a new lease or a lease renewal.

NOI, Same Property NOI, Same Property Cash NOI, EBITDA, FFO, Core FFO and AFFO do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. NOI, Same Property NOI, Same Property Cash NOI, EBITDA, FFO, Core FFO and AFFO should not be considered as substitutes for net income applicable to common shareholders (calculated in accordance with U.S. GAAP) as a measure of results of operations or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. NOI, Same Property NOI, Same Property Cash NOI, EBITDA, FFO, Core FFO and AFFO as currently calculated by the Company may not be comparable to similarly titled, but variously calculated, measures of other REITs.

Third Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 18 of 21

FOR IMMEDIATE RELEASE August 5, 2015

Contact: Susan Jordan

732-577-9996

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

REPORTS RESULTS FOR THE THIRD QUARTER ENDED JUNE 30, 2015

FREEHOLD, NJ, August 5, 2015........ Monmouth Real Estate Investment Corporation (NYSE:MNR) reported Core Funds from Operations (Core FFO) of $9,044,000 or $0.15 per diluted share for the three months ended June 30, 2015 as compared to $7,895,000 or $0.16 per diluted share for the three months ended June 30, 2014. Adjusted Funds from Operations (AFFO), for the three months ended June 30, 2015 was $8,884,000 or $0.15 per diluted share versus $5,934,000 or $0.12 per diluted share for the three months ended June 30, 2014.

A summary of significant financial information for the three and nine months ended June 30, 2015 and 2014 is as follows:

	Three Months Ended June 30,
	2015	2014
Rental Revenue	$17,256,000	$13,384,000
Reimbursement Revenue	$3,416,000	$2,356,000
Lease Termination Income	$-0-	$1,183,000
Net Operating Income (NOI) (1)	$16,960,000	$12,877,000
Total Expenses	$11,351,000	$8,811,000
Interest and Dividend Income	$873,000	$942,000
Gain on Sale of Securities Transactions, net	$-0-	$907,000
Net Income	$5,176,000	$5,594,000
Net Income Attributable to Common Shareholders	$3,024,000	$3,442,000
Net Income Attributable to Common Shareholders Per Diluted Common Share	$0.05	$0.07
Core FFO (1)	$9,044,000	$7,895,000
Core FFO per Diluted Common Share (1)	$0.15	$0.16
AFFO (1)	$8,884,000	$5,934,000
AFFO per Diluted Common Share (1)	$0.15	$0.12

Weighted Avg. Diluted Common Shares Outstanding	59,638,000	50,760,000

	Nine Months Ended June 30,
	2015	2014
Rental Revenue	$48,892,000	$41,039,000
Reimbursement Revenue	$8,317,000	$6,707,000
Lease Termination Income	$239,000	$1,183,000
Net Operating Income (NOI) (1)	$47,554,000	$39,406,000
Total Expenses	$31,240,000	$25,883,000
Interest and Dividend Income	$2,871,000	$2,877,000
Gain on Sale of Securities Transactions, net	$377,000	$1,483,000
Net Income	$15,418,000	$14,641,000
Net Income Attributable to Common Shareholders	$8,963,000	$8,186,000
Net Income Attributable to Common Shareholders Per Diluted Common Share	$0.15	$0.17
Core FFO (1)	$26,096,000	$21,806,000
Core FFO per Diluted Common Share (1)	$0.45	$0.46
AFFO (1)	$24,818,000	$19,112,000
AFFO per Diluted Common Share (1)	$0.42	$0.40

Weighted Avg. Diluted Common Shares Outstanding	58,504,000	47,634,000

A summary of significant balance sheet information as of June 30, 2015 and September 30, 2014 is as follows:

	June 30, 2015	September 30, 2014
Net Real Estate Investments	$781,958,000	$636,923,000
Securities Available for Sale at Fair Value	$48,855,000	$59,311,000
Total Assets	$876,511,000	$743,757,000
Mortgage Notes Payable	$365,066,000	$287,796,000
Loans Payable	$65,102,000	$25,200,000
Total Shareholders’ Equity	$435,188,000	$420,631,000

Third Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 19 of 21

Michael P. Landy, President and CEO, commented on the results for the third quarter of fiscal 2015,

“The recent quarter represented significant progress across multiple fronts:

•	Increased AFFO per diluted share 25% year over year, to $0.15 for the current quarter. We anticipate continued growth in per share AFFO as we continue to expand our portfolio with high quality properties.
•	Increased Same Property NOI 7.8% on a U.S. GAAP basis and 5.6% on a cash basis.

•	Achieved 100% tenant retention rate on six leases for 780,000 square feet due to expire in fiscal 2015. These renewals resulted in a 6.3% increase in rents on a GAAP basis and an increase of 1.0% on a cash basis. The weighted average lease term for these six renewals was 3.8 years.

•	Acquired one brand new Class A built-to-suit property. This acquisition was 671,000 square feet, and was purchased at a cost of $37.5 million. This brings our total acquisitions for fiscal 2015 to 2.4 million square feet representing a 22% increase in our gross leasable area over the nine month period. Our current 13.6 million total square feet represents a 27% increase over the prior year period.

•	Entered into agreements to acquire eleven new Class A build-to-suit industrial properties, representing approximately 2.7 million square feet, for a total purchase price of approximately $290.7 million. In keeping with our business model, these high-quality properties are leased to investment grade tenants pursuant to long-term, net-leases and are strategically situated at major airports, major transportation hubs, and manufacturing plants that are integral to our tenants’ operations. These new properties are expected to generate annualized rental revenue of approximately $19.4 million and will benefit from an average lease term of approximately 13.4 years. Subject to satisfactory due diligence, we anticipate closing these transactions upon completion of construction and occupancy over the next several quarters.

•	Completed two expansion projects for approximately $5.8 million, consisting of one building expansion of 38,428 square feet and one parking lot expansion. These expansions result in an annual rent increase of $633,000 and a new ten year lease on the building expansion. We are currently working on two expansion projects, consisting of one building expansion of 48,116 square feet and one parking lot expansion. Expansion costs are expected to be $4.4 million. Upon completion these expansions will result in an annual rent increase of $447,000 and a new ten year lease for each property being expanded.

•	Increased our end of period occupancy to 97.6% as compared to 94.3% in the prior year period. Our weighted average lease maturity at quarter end was 7.1 years as compared with 6.8 years in the prior year period.

Our 97.6% occupancy rate reflects the high caliber of our properties and our strong tenant base. We have already locked-in over $127 million in 15 year, fully self-amortizing financing, at a weighted average fixed interest rate of 3.77% to fund 64%, or six of the eleven future acquisitions in our pipeline. This very favorable financing, coupled with our strong balance sheet, provides us with excellent growth capacity. We look forward to building on the substantial growth that we have achieved to date by adding high quality properties and tenants to our portfolio while enhancing returns for our shareholders.”

Monmouth Real Estate Investment Corporation will host its Third Quarter 2015 Financial Results Webcast and Conference Call on Thursday, August 6, 2015 at 10:00 a.m. Eastern Time. Senior management will discuss the results, current market conditions and future outlook.

The Company’s Third Quarter 2015 financial results being released herein will be available on the Company’s website at www.mreic.com in the “Financial Filings” section.

To participate in the Webcast, select the microphone icon in the Webcast section of the Company’s homepage on the Company’s website at www.mreic.com. Interested parties can also participate via conference call by calling toll free 877-510-5852 (domestically) or 412-902-4138 (internationally).

The replay of the conference call will be available at 12:00 p.m. Eastern Time on Thursday, August 6, 2015. It will be available until November 30, 2015, and can be accessed by dialing toll free 877-344-7529 (domestically) and 412-317-0088 (internationally) and entering the passcode 10066693. A transcript of the call and the webcast replay will be available at the Company’s website, www.mreic.com.

Monmouth Real Estate Investment Corporation, founded in 1968 and one of the oldest public equity REITs in the U.S., specializes in net-leased industrial properties subject to long-term leases primarily to investment grade tenants. The Company is a fully integrated and self-managed real estate company, whose property portfolio consists of ninety properties located in twenty-eight states, containing a total of approximately 13.6 million rentable square feet. In addition, the Company owns a portfolio of REIT securities.

Third Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 20 of 21

Certain statements included in this press release which are not historical facts may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are based on the Company’s current expectations and involve various risks and uncertainties. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can provide no assurance those expectations will be achieved. The risks and uncertainties that could cause actual results or events to differ materially from expectations are contained in the Company’s annual report on Form 10-K and described from time to time in the Company’s other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

Notes:

(1) Non-U.S. GAAP Information: FFO is defined by the National Association of Real Estate Investment Trusts ("NAREIT") as net income applicable to common shareholders, excluding gains or losses from sales of depreciable assets, plus real estate-related depreciation and amortization. We define Core FFO as FFO plus acquisition costs. We define AFFO as Core FFO excluding lease termination income, gains or losses on securities transactions, stock based compensation expense, depreciation of corporate office tenant improvements, amortization of deferred financing costs, U.S. GAAP straight-line rent adjustments and less recurring capital expenditures. We define recurring capital expenditures as all capital expenditures, excluding capital expenditures related to expansions at our current locations or capital expenditures that are incurred in conjunction with obtaining a new lease or a lease renewal. We define NOI as recurring rental and reimbursement revenues less real estate and other operating expenses. FFO, Core FFO and AFFO per diluted common share are defined as FFO, Core FFO and AFFO divided by weighted average diluted common shares outstanding. FFO, Core FFO and AFFO per diluted common share, as well as NOI, should be considered as supplemental measures of operating performance used by real estate investment trusts (REITs). FFO, Core FFO and AFFO per diluted common share exclude historical cost depreciation as an expense and may facilitate the comparison of REITs which have different cost basis. The items excluded from FFO, Core FFO and AFFO per diluted common share are significant components in understanding the Company’s financial performance.

FFO, Core FFO and AFFO per diluted common share (A) do not represent cash flow from operations as defined by accounting principles generally accepted in the United States of America; (B) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (C) are not alternatives to cash flow as a measure of liquidity. FFO, Core FFO and AFFO per diluted common share, as well as NOI, as calculated by the Company, may not be comparable to similarly titled measures reported by other REITs.

The following is a reconciliation of the Company’s U.S. GAAP Net Income to the Company’s FFO, Core FFO and AFFO for the three and nine months ended June 30, 2015 and 2014:

	Three Months Ended		Nine Months Ended
	6/30/2015	6/30/2014	6/30/2015	6/30/2014
Net Income Attributable to Common Shareholders	$3,024,000	$3,442,000	$8,963,000	$8,186,000
Plus: Depreciation Expense	5,061,000	3,991,000	14,298,000	11,779,000
Plus: Amortization of Intangible Assets	330,000	338,000	1,041,000	1,010,000
Plus: Amortization of Capitalized Lease Costs (*)	188,000	124,000	491,000	368,000
FFO Attributable to Common Shareholders	8,603,000	7,895,000	24,793,000	21,343,000
Plus: Acquisition Costs	441,000	-0-	1,303,000	463,000
Core FFO Attributable to Common Shareholders	9,044,000	7,895,000	26,096,000	21,806,000
Less: Lease Termination Income	-0-	(1,183,000)	(239,000)	(1,183,000)
Less: Gain on Sale of Securities Transactions, net	-0-	(907,000)	(377,000)	(1,483,000)
Plus: Stock Compensation Expense	97,000	85,000	284,000	257,000
Plus: Depreciation of Corporate Office Tenant Improvements	38,000	-0-	71,000	-0-
Plus: Amortization of Financing Costs	212,000	198,000	608,000	535,000
Less: U.S. GAAP Straight-line Rent Adjustment	(301,000)	65,000	(1,164,000)	(309,000)
Less: Recurring Capital Expenditures	(206,000)	(219,000)	(461,000)	(511,000)
AFFO Attributable to Common Shareholders	$8,884,000	$5,934,000	$24,818,000	$19,112,000

* In previous press releases, the Company has presented its calculation of FFO and Core FFO without excluding the effects of the amortization of Capitalized Lease Costs. FFO and Core FFO for the three and nine months ended June 30, 2015 and 2014 has been presented above reflecting the effects of excluding the amortization of Capitalized Lease Costs.

The following are the Cash Flows provided (used) by Operating, Investing and Financing Activities for the nine months ended June 30, 2015 and 2014:

	Nine Months Ended
	6/30/2015	6/30/2014

Operating Activities	$28,282,000	$28,866,000
Investing Activities	(151,750,000)	(101,146,000)
Financing Activities	117,045,000	102,591,000

# # # # #

Third Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 21 of 21